                                  COMPOSITE OF
                            ARTICLES OF INCORPORATION
                          AS LAST AMENDED June 16, 1988

We, the undersigned,  incorporators, hereby associate ourselves together to form and establish a corporation FOR profit under the laws of the State of Kansas.

   FIRST:  The Name of the  Corporation is Security  Investment  Fund,  (Amended
2-9-67 and 2-12-81)

   SECOND:  The  Location  of its  Principal  Place of Business in this State is
Security Benefit Life Building, 700 Harrison Street,  Topeka,  Kansas.  (Amended
6-4-64).

   THIRD:  The  Location  of its  Registered  Office in this  State is  Security
Benefit Life Building,  700 Harrison  Street,  Topeka,  Kansas (Amended  5-5-59,
3-7-61, and 6-4-64).

   FOURTH:  The Name and Address of its Resident Agent in this State is Security
Management Company,  Inc., 700 Harrison Street, Topeka, Kansas (Amended 2-25-53,
3-7-56, 5-5-59, 3-7-61, 4-4-64, and 9-12-75).

   FIFTH:  This  Corporation  is  organized  FOR  profit  and the  nature of its business is:

   To engage in, conduct and operate a management company investment business of a continuous issuing type.

   To purchase, acquire, hold, pledge, hypothecate, exchange, sell, invest, deal in and  dispose  of  diversified  securities  such as  stocks,  bonds  and other evidences of  indebtedness  and  obligations  of any  corporation,  association, partnership,  syndicate,  entity,  person or  governmental,  municipal or public authority, domestic or foreign, and evidences of any interest in respect to such stocks, bonds and other evidences of indebtedness and obligation,  and while the owner or holder of any such,  to exercise all rights,  powers and  privileges of ownership with respect thereto.

   To do each and every thing necessary,  incidental, suitable or proper for the accomplishment  of any of the purposes or the  attainment of the objects  herein enumerated  or  which at any  time  appear  conducive  to or  expedient  for the protection or benefit of this corporation.

   SIXTH: The total number of shares which the Corporation  shall have authority to issue shall be 100,000,000  shares of capital stock, each of the par value of
$1.00. (Amended 7-18-50,  3-3-53,  11-29-55,  3-3-59, 3-2-65,  2-8-68,  2-11-71,
2-8-73, and 2-14-80) [see correction in back].

   The  corporation  reserves  the right to purchase  and acquire the stock of a selling stockholder before sale to a non-stockholder by paying therefor a sum of money equal to the net asset value of such stock. (Amended 7-22-44 and 11-29-55)

   The  corporation  shall  redeem any of its  shares for which it has  received payment in full that may be presented to the  corporation  on any date after the issue date of any such shares at the net asset value  thereof,  such  redemption and the valuation  and payment in connection  therewith to be made in compliance with the  provisions  of the  Investment  Company  Act of 1940 and the Rules and
Regulations  promulgated  thereunder  and with the Rules of Fair Practice of the
National Association of Securities Dealers,  Inc., as from time to time amended.
(Added 11-29-55 and amended 2-11-71)

   All  shares of stock  shall  when  issued be fully  paid and  non-assessable.
Shares shall have no preemptive subscription or conversion rights.

   By-laws of the  corporation  shall be adopted by the Board of  Directors  and shall be altered and repealed in the manner provided in such by-laws.

   SEVENTH:  The Amount of Capital  with which this  Corporation  will  commence business is One Thousand Dollars.

   EIGHTH:  The  Names and  Places of  Resident  (P.O.  Address)  of each of the
INCORPORATORS:

Joseph Hall                  516 Kansas Avenue               Kansas City, Kansas
A. H. Jennings, Jr.          2426 Washington Blvd.           Kansas City, Kansas
Frank H. Jennings            1600 N. 21st Street             Kansas City, Kansas
Harry G. Miller              2204 Washington Blvd.           Kansas City, Kansas

   NINTH: The Term for which this corporation is to exist is ONE HUNDRED YEARS.

   TENTH: The Number of Directors shall be nine. This number may be decreased to a minimum  number of three and  increased  to a  maximum  number of  fifteen  as determined by the Board of Directors. Directors shall be holders of common stock of the corporation.

   ELEVENTH: Limited Directors' Liability (see amendment in back)

   IN TESTIMONY WHEREOF,  We have hereunto subscribed our names this 29th day of
January, A.D., 1944.

            /s/  Joseph Hall                  /s/  Harry G. Miller
            /s/  A. H. Jennings, Jr.          /s/  Frank H. Jennings

STATE OF KANSAS    )
                   ) ss.
COUNTY OF WYANDOTTE)

   Personally  appeared before me, a Notary Public, in and for Wyandotte County,
Kansas, the above-named Joseph Hall, A. H. Jennings, Jr., Frank H. Jennings, and
Harry G.  Miller,  who are  personally  known to me to be the same  persons  who executed  the  foregoing  instrument  of  writing,  and  duly  acknowledged  the execution of the same.

   IN  TESTIMONY  WHEREOF,  I have  hereunto  subscribed  my name and affixed my official seal, this 29th day of January, A.D., 1944.

   [Seal]

                                             /s/  Carolyn M. Batson
                                                  ------------------------------
                                                  Notary Public
My Commission expires Oct. 18, 1947

----------

Originally filed 2-2-44.
Amendment  1 - 7-22-44, Art. SIXTH
           2 - 7-18-50, Art. SIXTH
           3 - 3-3-53, Art. SIXTH
           4 - 2-25-53, Art. FOURTH
           5 - 11-29-55, Art. SIXTH
           6 - 11-29-55, Reduction of Capital
           7 - 3-7-56, Art. FOURTH
           8 - 3-3-59, Art. SIXTH
           9 - 5-5-59, Art. THIRD & FOURTH
          10 - 3-7-61, Art. THIRD & FOURTH
          11 - 6-4-64, Art. SECOND, THIRD & FOURTH
          12 - 3-2-65, Art. SIXTH
          13 - 2-9-67, Art. FIRST
          14 - 2-8-68, Art. SIXTH
          15 - 2-11-71, Art. SIXTH
          16 - 2-8-73, Art. SIXTH
          17 - 4-4-64, Art. FOURTH
          18 - 9-12-75, Art. FOURTH
          19 - 2-14-80, Art. SIXTH
          20 - 12-8-80, Certificate of Correction
          21 - 3-2-81, Art. FIRST
          22 - 2-19-88, Art. ELEVENTH

Dated:  February 14, 1980.

                                                EVERETT S. GILLE, VICE PRESIDENT
                                                --------------------------------
                                                Everett S. Gille, Vice President
LARRY D. ARMEL, SECRETARY
--------------------------------
Larry D. Armel, Secretary

FOR PROFIT

                         CERTIFICATE OF AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF

Security Investment Fund

We, Michael J. Provines,  President or Vice President, and Amy J. Lee, Secretary
or Assistant Secretary of the above named corporation,  a corporation  organized and  existing  under the laws of the State of Kansas,  do hereby  certify that a meeting  of the Board of  Directors  of said  corporation,  the board  adopted a
resolution   setting   forth  the   following   amendment  to  the  Articles  of
Incorporation and declaring its advisability:

                             See attached amendment

   We further  certify  that  thereafter,  pursuant to said  resolution,  and in accordance  with the  by-laws  of the  corporation  and the laws of the State of
Kansas,   the  Board  of  Directors   called  a  meeting  of  stockholders   for
consideration of the proposed amendment, and thereafter,  pursuant to notice and in accordance with the statues of the State of Kansas, the stockholders convened and considered the proposed amendment.

   We  further  certify  that at the  meeting  a  majority  of the  stockholders entitled to vote voted in favor of the proposed amendment.

   We further certify that the amendment was duly adopted in accordance with the provisions of K.S.A. 17-6602, as amended.

   In Witness  Whereof,  we have  hereunto set our hands and affixed the seal of said corporation this 6th day of July 1993.

                                                  MICHAEL J. PROVINES
                                                  ------------------------------
                                                  Michael J. Provines, President

                                                  AMY J. LEE
                                                  ------------------------------
                                                  Amy J. Lee, Secretary

State of Kansas  )
                 ) ss.
County of Shawnee)

   Be it  remembered  that before me, a Notary  Public in and for the  aforesaid county and state, personally appeared Michael J. Provines,  President and Amy J.
Lee, Secretary of the corporation named in this document, who are known to me to
be  the  same  persons  who  executed  the  foregoing   certificate,   and  duly
acknowledged the execution of the same this 6th day of July 1993.

   [Notary Seal]

                                                  PEGGY S. AVEY
                                                  ------------------------------
                                                  Peggy S. Avey, Notary Public

   My appointment or commission expires November 21, 1996.

   The Board of  Directors  recommends  that the  Articles of  Incorporation  be amended by deleting Articles FIRST and SIXTH in their entirety and by inserting, in lieu thereof, the following new Articles:

   FIRST:  The name of the corporation  (hereinafter  called the Corporation) is
SECURITY GROWTH and INCOME FUND.

   SIXTH: The total number of shares which the Corporation  shall have authority to issue shall be 100,000,000  shares of capital stock,  each with the par value of $1.00.  The board of directors of the Corporation is expressly  authorized to cause shares of capital stock of the Corporation  authorized herein to be issued in one or more  classes  or  series as may be  established  from time to time by setting  or  changing  in  one or  more  respects  the  voting  powers,  rights, qualifications,  limitations  or  restrictions  of such  shares  of stock and to increase or decrease the number of shares so authorized to be issued in any such class or series.

   The following  provisions are hereby adopted for the purpose of setting forth the powers, rights,  qualifications,  limitations or restrictions of the capital stock of the Corporation  (unless  provided  otherwise by the board of directors with respect to any such additional  class or series at the time of establishing and designating such additional class or series):

   The  Corporation  shall  redeem any of its  shares for which it has  received payment in full that may be presented to the  Corporation  on any date after the issue date of any such shares at the net asset value  thereof,  such  redemption and the valuation  and payment in connection  therewith to be made in compliance with the  provisions  of the  Investment  Company  Act of 1940 and the Rules and
Regulations  promulgated  thereunder  and with the Rules of Fair Practice of the
National Association of Securities Dealers, Inc., as from time to time amended.

   All  shares of stock of the  Corporation  of any class or series  shall  when
issued  be  fully  paid  and   non-assessable  and  shall  have  no  preemptive,
subscription or conversion rights.

   By-laws of the  Corporation  shall be adopted by the Board of  Directors  and shall be altered and repealed in the manner provided in such by-laws.

                           CERTIFICATE OF DESIGNATION
                            OF SERIES OF COMMON STOCK
                                       OF
                         SECURITY GROWTH AND INCOME FUND

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

We,  Michael J.  Provines,  President,  and Amy J. Lee,  Secretary,  of Security
Growth and Income Fund, a corporation  organized and existing  under the laws of the State of Kansas,  and whose  registered  office,  is Security  Benefit  Life
Building, 700 Harrison Street, Topeka,  Shawnee,  Kansas, do hereby certify that pursuant  to  authority  expressly  vested  in the  Board  of  Directors  by the provisions  of  the  corporation's  Articles  of  Incorporation,  the  Board  of
Directors of said  corporation  at a meeting duly  convened and held on the 23rd day of July 1993,  adopted  resolutions  setting forth the preferences,  rights, privileges and restrictions of the corporation's common stock, which resolutions are provided in their entirety as follows:

RESOLVED  that,  pursuant to the  authority  vested in the Board of Directors of
Security Growth and Income Fund by its Articles of  Incorporation,  the officers of the Fund are hereby  directed and authorized to establish two separate series of common stock of the corporation, effective October 19, 1993.

FURTHER RESOLVED,  that the series shall be referred to as Series A and Series B shares of common stock.  The officers of the corporation are hereby directed and authorized to establish such series of common stock allocating  75,000,000 $1.00 par value shares to Series A and allocating the remaining  25,000,000  $1.00 par value shares to Series B.

FURTHER RESOLVED,  that Series A shares shall include that stock currently being issued by the corporation.

FURTHER RESOLVED, that the preferences,  rights,  privileges and restrictions of the shares of the series of Security Growth and Income Fund shall be as follows:

   1.  Except as set  forth  below and as may be  hereafter  established  by the
       Board of  Directors  of the  corporation  all shares of the  corporation, regardless of series, shall be equal.

   2.  At all meetings of stockholders each stockholder of the corporation shall be entitled to one vote in person or by proxy on each matter submitted to a vote at such meeting for each share of common stock  standing in his or her name on the books of the corporation on the date, fixed in accordance with the bylaws,  for  determination of stockholders  entitled to vote at such meeting.  At all elections of directors  each  stockholder  shall be entitled  to as many  votes as shall  equal the number of shares of stock multiplied  by the number of directors  to be elected,  and he or she may cast all of such votes for a single director or may distribute them among the number to be voted  for,  or any two or more of them as he or she may see fit. Notwithstanding the foregoing, (i) if any matter is submitted to the stockholders which does not affect the interests of all series,  then only  stockholders  of the affected  series shall be entitled to vote and
       (ii) in the event the Investment Company Act of 1940, as amended,  or the rules and regulations  promulgated  thereunder shall require a greater or different vote than would otherwise be required herein or by the Articles of  Incorporation  of the  corporation,  such greater or different voting requirement shall also be satisfied.

   3.  (a)  The  corporation  shall  redeem  any of its  shares for which it has received payment in full that may be presented to the corporation on any date  after the issue  date of any such  shares at the net asset value  thereof,  such  redemption  and the  valuation and payment in connection therewith to be made in compliance with the provisions of the  Investment  Company  Act of 1940 and the Rules and  Regulations
            promulgated  thereunder  and with the Rules of Fair  Practice of the
            National  Association of Securities  Dealers,  Inc., as from time to time amended.

       (b)  From and after the close of  business on the day when the shares are properly  tendered for repurchase  the owner shall,  with respect of said shares,  cease to be a stockholder of the corporation and shall have only the right to receive the  repurchase  price in  accordance with the provisions  hereof.  The shares so repurchased  may, as the
            Board  of  Directors  determines,  be  held in the  treasury  of the corporation  and may be  resold,  or,  if the laws of  Kansas  shall permit, may be retired. Repurchase of shares is conditional upon the corporation having funds or property legally available therefor.

   4.  The  corporation,  pursuant to a resolution by the Board of Directors and without the vote or consent of  stockholders  of the  corporation,  shall have the right to redeem at net asset  value all shares of capital  stock of the corporation in any stockholder  account in which there has been no investment  (other  than the  reinvestment  of income  divided or capital gains distributions) for at least six months and in which there are fewer than 25  shares  or  such  few  shares  as  shall  be  specified  in such resolution.  Such resolution shall set forth that redemption of shares in such accounts has been determined to be in the economic best interests of the  corporation  or  necessary to reduce  disproportionately  burdensome expenses in servicing stockholder accounts. Such resolution shall provide that prior notice of at least six months shall be given to a  stockholder before such redemption of shares,  and that the stockholder will have six months (or such longer  period as specified in the  resolution)  from the date of the  notice to avoid such  redemption  by  increasing  his or her account to at least 25 shares,  or such fewer  shares as is  specified in the resolution.

   5.  All shares of the  corporation,  upon  issuance and sale,  shall be fully paid,  nonassessable and redeemable.  Within the respective series of the corporation all shares have equal  participation and liquidation  rights, but have no subscription or preemptive rights.

   6.  Dividends paid with respect to shares of the  corporation,  to the extent any  dividends are paid,  will be calculated  for each series in the same manner,  at the same time,  on the same day, and will be paid at the same dividend rate,  except that expenses  attributable to a particular  class and payments made pursuant to a 12b-1 Plan or  Shareholder  Services Plan will be borne exclusively by the affected series.

   7.  Expenses  attributable  to a particular  series  shall be  allocated  and charged to the series to which such expense  relates as determined by the corporation's Board of Directors.

   8.  On the  eighth  anniversary  of the  purchase  of  Series B shares of the
       corporation,   Series  B  shares  (except  those  purchased  through  the reinvestment  of dividends and other  distributions)  will  automatically convert to Series A shares of the  corporation  at the relative net asset values of each of the series  without the position of any sales load, fee or  other  charge.  All  shares  in a  stockholder's  account  that  were purchased  through the reinvestment of dividends and other  distributions paid with respect to Series B shares will be  considered  to be held in a separate sub-account. Each time Series B shares are converted to Series A shares, a pro rata portion of the Series B shares held in the sub-account will also convert to Series A shares.

IT WITNESS WHEREOF, we have hereunto set our hands this 5th day of October 1993.

                                                  MICHAEL J. PROVINES
                                                  ------------------------------
                                                  Michael J. Provines, President

                                                  AMY J. LEE
                                                  ------------------------------
                                                  Amy J. Lee, Secretary
[SEAL]

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

Be it  remembered,  that before me Judith M. Ralston a Notary  Public in and for the County and State aforesaid, came Michael J. Provines,  President, and Amy J.
Lee,  Secretary,  of  Security  Growth and Income  Fund,  a Kansas  corporation, personally  known to me to be the persons who executed the foregoing  instrument of writing as President and Secretary,  respectively,  and duly acknowledged the execution of the same this 5th day of October 1993.

   [Notary Seal]

                                                  JUDITH M. RALSTON
                                                  ------------------------------
                                                  Notary Public

My Commission Expires:  January 1, 1995.

                         CERTIFICATE OF AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF

                          SECURITY GROWTH & INCOME FUND

We, John D. Cleland,  President,  and Amy J. Lee,  Secretary of Security  Growth
&  Income Fund, a corporation  organized and existing  under the laws of the
State of Kansas,  do hereby  certify that at a meeting of the Board of Directors of said corporation,  the board adopted a resolution setting forth the following amendment to the Articles of Incorporation and declaring its advisability.

                             See attached amendment

We  further  certify  that  thereafter,  pursuant  to  said  resolution,  and in accordance  with the  by-laws  of the  corporation  and the laws of the State of
Kansas,   the  Board  of  Directors   called  a  meeting  of  stockholders   for
consideration of the proposed amendment, and thereafter,  pursuant to notice and in  accordance  with the  statutes  of the  State of  Kansas,  the  stockholders convened and considered the proposed amendment.

We further certify that at the meeting a majority of the  stockholders  entitled to vote, voted in favor of the proposed amendment.

We further  certify that the amendment  was duly adopted in accordance  with the provisions of K.S.A. 17-6602, as amended.

IN WITNESS WHEREOF,  we have hereunto set our hands and affixed the seal of said corporation this 21st day of December, 1994.

                                                  JOHN D. CLELAND
                                                  ------------------------------
                                                  John D. Cleland, President

                                                  AMY J. LEE
                                                  ------------------------------
                                                  Amy J. Lee, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

BE IT REMEMBERED that before me, a Notary Public in and for the aforesaid county and state,  personally  appeared  John D.  Cleland,  President,  and Amy J. Lee,
Secretary,  of Security Growth &  Income Fund, who are known to me to be the same persons who executed the foregoing  certificate,  and duly acknowledged the execution of the same this 21st day of December, 1994.

   [Notary Seal]

                                                  JUDITH M. RALSTON
                                                  ------------------------------
                                                  Judith M. Ralston, Notary

My Commission Expires January 1, 1995.

                         SECURITY GROWTH AND INCOME FUND

The Board of Directors of Security  Growth and Income Fund  recommends  that the
Articles of  Incorporation be amended by deleting the first paragraph of Article
Sixth and by inserting, in lieu thereof, the following new Article:

SIXTH: The total number of shares which the Corporation  shall have authority to issue shall be (1,000,000,000) shares of capital stock, each of the par value of
($1.00).  The board of directors of the  Corporation is expressly  authorized to cause shares of capital stock of the Corporation  authorized herein to be issued in one or more  classes  or  series as may be  established  from time to time by setting  or  changing  in  one or  more  respects  the  voting  powers,  rights, qualifications,  limitations  or  restrictions  of such  shares  of stock and to increase or decrease the number of shares so authorized to be issued in any such class or series.

                            CERTIFICATE OF CHANGE OF
                           DESIGNATION OF COMMON STOCK
                                       OF
                         SECURITY GROWTH AND INCOME FUND

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

We, John D. Cleland,  President,  and Amy J. Lee, Secretary,  of Security Growth
and Income  Fund, a  corporation  organized  and existing  under the laws of the
State of Kansas,  and whose registered office is Security Benefit Life Building,
700 Harrison Street, Topeka, Shawnee, Kansas, do hereby certify that pursuant to authority  expressly  vested in the  Board of  Directors  of said  corporation's
Articles of  Incorporation,  the Board of  Directors  of said  corporation  at a meeting  duly  convened  and  held on the  21st  day of  October  1994,  adopted resolutions allocating the corporation's  authorized capital stock among the two separate  series  of  common  stock of the  corporation.  Resolutions  were also adopted which reaffirmed the preferences, rights, privileges and restrictions of the corporation's common stock, which resolutions are provided in their entirety as follows:

   WHEREAS,  Security  Growth and  Income  Fund  issues its common  stock in two separate series designated as Series A and Series B;

   WHEREAS,  the  corporation's  shareholders  will consider an amendment to the corporation's  articles of incorporation  to increase the authorized  capital stock of the  corporation  from  100,000,000 to  1,000,000,000  shares,  at a meeting of the shareholders to be held December 21, 1994;

   WHEREAS,  upon  approval by  shareholders  of the  proposed  amendment to the corporation's  articles of  incorporation,  the Board of Directors  wishes to reallocate  the  1,000,000,000  shares of authorized  capital stock among the series;

   NOW,  THEREFORE,  BE IT RESOLVED,  that upon approval by  shareholders  of an amendment  to the  articles of  incorporation  increasing  the  corporation's authorized  capital  stock from  100,000,000  to  1,000,000,000  shares,  the officers of the  corporation  are hereby  directed and authorized to allocate
   750,000,000  $1.00 par value shares of the corporation's  authorized  capital stock to Series A and the  remaining  250,000,000  $1.00 par value  shares to
   Series B.

   FURTHER RESOLVED, that, the preferences,  rights, privileges and restrictions of the shares of the  corporation's  series of common stock,  as set forth in the minutes of the July 23,  1993,  meeting of this Board of  Directors,  are hereby  reaffirmed  and  incorporated  by reference  into the minutes of this meeting.

   FURTHER RESOLVED,  that, the appropriate  officers of the corporation be, and they  hereby  are,  authorized  and  directed  to take such  action as may be necessary  under the laws of the State of Kansas or as they deem  appropriate to cause the foregoing resolutions to become effective.

We hereby certify that in accordance with the by-laws of the corporation and the laws of the  State of  Kansas,  the  Board of  Directors  called  a  meeting  of stockholders  for  consideration  of the  proposed  amendment to the articles of incorporation,  and  thereafter,  pursuant  to notice  and  accordance  with the statutes of the State of Kansas,  the  stockholders  convened and considered the proposed  amendment.  We further  certify  that at the meeting a majority of the stockholders entitled to vote voted in favor of the proposed amendment which was duly adopted in accordance with the provisions of K.S.A. 17-6602, as amended.

IN WITNESS  WHEREOF,  we have  hereunto  set our hands this 21st day of December
1994.

                                                  JOHN D. CLELAND
                                                  ------------------------------
                                                  John D. Cleland, President

                                                  AMY J. LEE
                                                  ------------------------------
                                                  Amy J. Lee, Secretary

[SEAL]

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

BE IT  REMEMBERED  that before me,  Judith M. Ralston a Notary Public in and for the County and State aforesaid, came John D. Cleland, President, and Amy J. Lee,
Secretary,   of  Security  Growth  &  Income  Fund,  a  Kansas  corporation, personally  known to me to be the persons who executed the foregoing  instrument of writing as President and Secretary,  respectively,  and duly acknowledged the execution of the same this 21st day of December, 1994.

   [Notary Seal]

                                                  JUDITH M. RALSTON
                                                  ------------------------------
                                                  Notary Public

My Commission Expires January 1, 1995.

                           CERTIFICATE OF DESIGNATIONS
                                 OF COMMON STOCK
                                       OF
                         SECURITY GROWTH AND INCOME FUND

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

We, John D. Cleland,  President,  and Amy J. Lee, Secretary,  of Security Growth
and Income  Fund, a  corporation  organized  and existing  under the laws of the
State of Kansas,  and whose registered office is Security Benefit Life Building,
700 Harrison  Street,  Topeka,  Shawnee County,  Kansas,  do hereby certify that pursuant  to  authority  expressly  vested  in the  Board  of  Directors  by the provisions  of  the  corporation's  Articles  of  Incorporation,  the  Board  of
Directors of said corporation at a meeting duly convened and held on the 2nd day of February,  1996, adopted resolutions  authorizing the corporation to issue an indefinite number of shares of capital stock of each of the two series of common stock of the  corporation.  Resolutions  were also adopted which  reaffirmed the preferences, rights, privileges and restrictions of the separate series of stock of Security  Growth and Income  Fund,  which  resolutions  are provided in their entirety as follows:

   WHEREAS, K.S.A. 17-6602 has been amended to allow the board of directors of a corporation  that is registered as an open-end  investment  company under the
   Investment Company Act of 1940 (the "1940 Act") to approve, by resolution, an amendment  of the  corporation's  Articles  of  Incorporation,  to allow  the issuance  of an  indefinite  number  of shares  of the  capital  stock of the corporation;

   WHEREAS,  the  corporation  is registered as an open-end  investment  company under the 1940 Act; and

   WHEREAS,  the Board of  Directors  desire to  authorize  the  issuance  of an indefinite  number of shares of  capital  stock of each of the two  series of common stock of the corporation.

   NOW  THEREFORE BE IT RESOLVED,  that,  the  officers of the  corporation  are hereby  directed and  authorized to issue an  indefinite  number of $1.00 par value shares of capital stock of each series of the  corporation,  consisting of Series A and Series B;

   FURTHER RESOLVED, that, the preferences,  rights, privileges and restrictions of the shares of each of the  corporation's  series of common  stock,  as set forth  in the  minutes  of the  July  23,  1993,  meeting  of this  Board  of
   Directors,  are hereby  reaffirmed  and  incorporated  by reference  into the minutes of this meeting; and

   FURTHER RESOLVED,  that, the appropriate  officers of the corporation be, and they  hereby  are,  authorized  and  directed  to take such  action as may be necessary  under the laws of the State of Kansas or as they deem  appropriate to cause the foregoing resolutions to become effective.

The  undersigned  do  hereby  certify  that  the  foregoing   amendment  to  the
corporation's Articles of Incorporation has been duly adopted in accordance with the provisions of K.S.A. 17-6602.

IN WITNESS  WHEREOF,  we have hereunto set our hands and affixed the seal of the corporation this 2nd day of February, 1996.

                                               JOHN D. CLELAND
                                               ---------------------------------
                                               John D. Cleland, President

                                               AMY J. LEE
                                               ---------------------------------
                                               Amy J. Lee, Secretary

[SEAL]

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

Be it remembered that before me, L. Charmaine  Lucas, a Notary Public in and for the County and State aforesaid, came John D. Cleland, President, and Amy J. Lee,
Secretary,   of  Security  Growth  &  Income  Fund,  a  Kansas  corporation, personally  known to me to be the persons who executed the foregoing  instrument of writing as President and Secretary,  respectively,  and duly acknowledged the execution of the same this 2nd day of February, 1996.

   [Notary Seal]

                                               L. CHARMAINE LUCAS
                                               ---------------------------------
                                               L. Charmaine Lucas, Notary Public

My Commission Expires: 04/01/98

                         CERTIFICATE OF AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF
                         SECURITY GROWTH AND INCOME FUND

We, John D. Cleland,  President,  and Amy J. Lee, Secretary,  of Security Growth
and Income  Fund, a  corporation  organized  and existing  under the laws of the
State of  Kansas,  do  hereby  certify  that a regular  meeting  of the Board of
Directors of said corporation,  held on the 2nd day of February, 1996, the board adopted a resolution  setting forth the  following  amendment to the Articles of
Incorporation and declaring its advisability:

                                    RESOLVED

The Board of Directors of Security  Growth and Income Fund  recommends  that the
Articles of  Incorporation be amended by deleting the first paragraph of Article
Sixth and by inserting, in lieu thereof, the following new Article:

SIXTH:  The  corporation  shall have authority to issue an indefinite  number of shares of capital stock,  of the par value of one dollar ($1.00) per share.  The board of directors of the Corporation is expressly authorized to cause shares of capital stock of the corporation  authorized  herein to be issued in one or more series as may be established  from time to time by setting or changing in one or
more  respects  the  voting  powers,  rights,  qualifications,   limitations  or
restrictions  of such shares of stock and to increase or decrease  the number of shares so authorized to be issued in any such series.

We further  certify that the amendment  was duly adopted in accordance  with the provisions of K.S.A. 17-6602, as amended.

IN WITNESS WHEREOF,  we have hereunto set our hands and affixed the seal of said corporation this 2nd day of February, 1996.

                                               JOHN D. CLELAND
                                               ---------------------------------
                                               John D. Cleland, President

                                               AMY J. LEE
                                               ---------------------------------
                                               Amy J. Lee, Secretary

[SEAL]

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

BE IT REMEMBERED that before me, L. Charmaine  Lucas, a Notary Public in and for the aforesaid county and state,  personally appeared John D. Cleland,  President and Amy J. Lee,  Secretary,  of Security Growth and Income Fund who are known to me to be the same  persons who  executed  the  foregoing  certificate,  and duly acknowledged the execution of the same this 2nd day of February, 1996.

   [Notary Seal]

                                               L. CHARMAINE LUCAS
                                               ---------------------------------
                                               L. Charmaine Lucas, Notary Public

My Commission Expires: 04/01/98

                           CERTIFICATE OF DESIGNATION
                            OF SERIES OF COMMON STOCK
                                       OF
                         SECURITY GROWTH AND INCOME FUND

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

We, James R. Schmank, President,  and Amy J. Lee, Secretary,  of Security Growth
and Income  Fund, a  corporation  organized  and existing  under the laws of the
State of Kansas,  and whose registered office is Security Benefit Life Building,
700 Harrison Street, Topeka, Shawnee, Kansas, do hereby certify that pursuant to authority  expressly  vested in the Board of Directors by the  provisions of the corporation's  Articles  of  Incorporation,  the  Board  of  Directors  of  said corporation at a meeting duly convened and held on the 6th day of November 1998, adopted  resolutions  establishing one new series of common stock in addition to those two series of common  stock  currently  being  issued by the  Corporation.
Resolutions  were  also  adopted  which  reaffirmed  the  preferences,   rights,
privileges and restrictions of such classes,  which  resolutions are provided in their entirety as follows:

WHEREAS, the Board of Directors has approved the establishment of one new series of common  stock of  Security  Growth and  Income  Fund in  addition  to the two separate  series of common  stock  presently  issued by the fund  designated  as
Series A and Series B;

WHEREAS,  the  Board of  Directors  desires  to  authorize  the  issuance  of an indefinite  number  of shares of  capital  stock of each of the three  series of common stock of the corporation.

NOW, THEREFORE,  BE IT RESOLVED, that the officers of the corporation are hereby directed  and  authorized  to  establish  one new series of Security  Growth and
Income Fund designated as Series C.

FURTHER  RESOLVED,  that the officers of the corporation are hereby directed and authorized  to issue an  indefinite  number of $1.00 par value shares of capital stock of each series of the corporation, which consist of Series A, Series B and
Series C.

FURTHER RESOLVED, that the preferences,  rights,  privileges and restrictions of the shares of each of the series of Security  Growth and Income Fund shall be as follows:

   1.  Except as set  forth  below and as may be  hereafter  established  by the
       Board of  Directors  of the  corporation  all shares of the  corporation, regardless of series, shall be equal.

   2.  At all meetings of  stockholders,  each  stockholder  of the  corporation shall be  entitled  to one  vote in  person  or by  proxy on each  matter submitted  to a vote at such  meeting  for  each  share of  common  stock standing in his or her name on the books of the  corporation on the date, fixed in accordance with the bylaws,  for  determination  of stockholders entitled to vote at such  meeting.  At all  elections of  directors  each stockholder  shall be entitled to as many votes as shall equal the number of shares of stock  multiplied  by the number of directors to be elected, and he or she may cast all of such  votes  for a single  director  or may distribute  them among the number to be voted for,  or any two or more of them as he or she may see fit.  Notwithstanding the foregoing, (i) if any matter  is  submitted  to the  stockholders  which  does not  affect  the interests of all series,  then only  stockholders  of the affected series shall be  entitled to vote and (ii) in the event the  Investment  Company
       Act of  1940,  as  amended,  or the  rules  and  regulations  promulgated thereunder shall require a greater or different vote than would otherwise
       be  required  herein  or  by  the  Articles  of   Incorporation   of  the
       corporation,  such greater or different voting  requirement shall also be satisfied.

   3.  (a)  The  corporation  shall  redeem  any of its  shares for which it has received payment in full that may be presented to the corporation on any date  after the issue  date of any such  shares at the net asset value  thereof,  such  redemption  and the  valuation and payment in connection therewith to be made in compliance with the provisions of the  Investment  Company  Act of 1940 and the Rules and  Regulations
            promulgated  thereunder  and with the Rules of Fair  Practice of the
            National  Association of Securities  Dealers,  Inc., as from time to time amended.

       (b)  From and after the close of  business on the day when the shares are properly  tendered for repurchase  the owner shall,  with respect of said shares,  cease to be a stockholder of the corporation and shall have only the right to receive the  repurchase  price in  accordance with the provisions  hereof.  The shares so repurchased  may, as the
            Board  of  Directors  determines,  be  held in the  treasury  of the corporation  and may be  resold,  or,  if the laws of  Kansas  shall permit, may be retired. Repurchase of shares is conditional upon the corporation having funds or property legally available therefor.

   4.  All shares of the  corporation,  upon  issuance and sale,  shall be fully paid,  nonassessable and redeemable.  Within the respective series of the corporation,  all shares have equal voting, participation and liquidation rights, but have no subscription or preemptive rights.

   5.  Dividends paid with respect to shares of the  corporation,  to the extent any  dividends are paid,  will be calculated  for each series in the same manner,  at the same time,  on the same day, and will be paid at the same dividend rate,  except that expenses  attributable to a particular series and payments made pursuant to a 12b-1 Plan or  Shareholder  Services Plan will be borne exclusively by the affected series.

   6.  Expenses  attributable  to a particular  series  shall be  allocated  and charged to the series to which such expense  relates as determined by the corporation's Board of Directors.

   7.  On the  eighth  anniversary  of the  purchase  of  Series B shares of the
       corporation,   Series  B  shares  (except  those  purchased  through  the reinvestment  of dividends and other  distributions)  will  automatically convert to Series A shares of the  corporation  at the relative net asset values of each of the series  without the  imposition  of any sales load, fee or other  charge.  All shares in a  stockholder's  account  that were purchased  through the reinvestment of dividends and other  distributions paid with respect to Series B shares will be  considered  to be held in a separate sub-account. Each time Series B shares are converted to Series A shares, a pro rata portion of the Series B shares held in the sub-account will also convert to Series A shares.

IN  WITNESS  WHEREOF,  we have  hereunto set our hands this 27th day of January,
1999.

                                                  JAMES R. SCHMANK
                                              ------------------------------
                                              James. R. Schmank, Vice President

                                                  AMY J. LEE
                                              ------------------------------
                                              Amy J. Lee, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

   Be it remembered,  that before me, Jana R. Selley, a Notary Public in and for the County and State  aforesaid,  came JAMES R. SCHMANK,  President,  and AMY J.
LEE,  Secretary,  of  Security  Growth and Income  Fund,  a Kansas  corporation, personally  known to me to be the persons who executed the foregoing  instrument of writing as President and Secretary,  respectively,  and duly acknowledged the execution of the same this 27th day of January, 1999.

                                                       JANA R. SELLEY
                                                  ------------------------------
                                                        Notary Public

My commission expires June 14, 2000
                      -----------------

                       AMENDED CERTIFICATE OF DESIGNATION
                            OF SERIES OF COMMON STOCK
                                       OF
                         SECURITY GROWTH AND INCOME FUND

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

We, James R. Schmank,  President,  and Amy J. Lee, Secretary, of Security Growth
and Income  Fund, a  corporation  organized  and existing  under the laws of the
State of Kansas,  and whose registered office is Security Benefit Life Building,
700 Harrison Street, Topeka, Shawnee, Kansas, do hereby certify that pursuant to authority  expressly  vested in the Board of Directors by the  provisions of the corporation's  Articles  of  Incorporation,  the  Board  of  Directors  of  said corporation  at a meeting duly convened and held on the 21st day of July,  2000, adopted  resolutions  establishing one new series of common stock in addition to those  series  of  common  stock  currently  being  issued  by the  Corporation.
Resolutions  were  also  adopted  which  reaffirmed  the  preferences,   rights,
privileges and restrictions of such classes,  which  resolutions are provided in their entirety as follows:

   WHEREAS,  the Board of Directors has approved the establishment of one new series of common  stock of Security  Growth and Income Fund in addition to the three separate series of common stock presently issued by the fund;

   WHEREAS,  the Board of Directors  desires to authorize  the issuance of an indefinite  number  of shares of  capital  stock of each of the  series of common stock of the corporation.

   NOW, THEREFORE,  BE IT RESOLVED,  that the officers of the corporation are hereby  directed and  authorized  to establish  one new series of Security
   Growth and Income Fund designated as Series S.

   FURTHER RESOLVED, that the officers of the corporation are hereby directed and authorized to issue an indefinite  number of $1.00 par value shares of capital stock of each series of the  corporation,  which consist of Series
   A, Series B, Series C and Series S.

   FURTHER   RESOLVED,   that  the   preferences,   rights,   privileges  and
   restrictions  of the shares of each of the series of  Security  Growth and
   Income Fund shall be as follows:

   1.  Except as set forth below and as may be hereafter  established  by the
       Board of Directors of the corporation  all shares of the  corporation, regardless of series, shall be equal.

   2.  At all meetings of  stockholders,  each stockholder of the corporation shall be  entitled  to one vote in person  or by proxy on each  matter submitted  to a vote at such  meeting  for each share of common  stock standing  in his or her name on the  books of the  corporation  on the date,  fixed in  accordance  with the  bylaws,  for  determination  of stockholders  entitled to vote at such  meeting.  At all  elections of directors each stockholder shall be entitled to as many votes as shall equal  the  number  of shares  of stock  multiplied  by the  number of directors to be elected,  and he or she may cast all of such votes for a single  director or may distribute them among the number to be voted for,  or  any  two  or  more  of  them  as  he or  she  may  see  fit.
       Notwithstanding  the foregoing,  (i) if any matter is submitted to the stockholders  which does not affect the interests of all series,  then only stockholders of the affected series shall be entitled to vote and
       (ii) in the event the Investment  Company Act of 1940, as amended,  or the rules  and  regulations  promulgated  thereunder  shall  require a greater or different vote than would  otherwise be required  herein or by the Articles of Incorporation  of the corporation,  such greater or different voting requirement shall also be satisfied.

   3.  (a)  The  corporation  shall redeem any of its shares for which it has received payment in full that may be presented to the corporation on any date  after the issue  date of any such  shares at the net asset  value  thereof,  such  redemption  and the  valuation  and payment in connection therewith to be made in compliance with the provisions  of the  Investment  Company Act of 1940 and the Rules
            and Regulations  promulgated thereunder and with the NASD Conduct
            Rules, as from time to time amended.

       (b)  From and after the close of  business  on the day when the shares are  properly  tendered  for  repurchase  the owner  shall,  with respect  of  said  shares,  cease  to  be a  stockholder  of  the corporation  and  shall  have  only  the  right  to  receive  the repurchase  price in accordance with the provisions  hereof.  The shares so repurchased may, as the Board of Directors  determines, be held in the treasury of the corporation and may be resold, or, if the laws of Kansas shall permit, may be retired. Repurchase of shares  is  conditional  upon  the  corporation  having  funds or property legally available therefor.

   4.  All shares of the corporation,  upon issuance and sale, shall be fully paid,  nonassessable  and redeemable.  Within the respective series of the  corporation,  all shares  have equal  voting,  participation  and liquidation rights, but have no subscription or preemptive rights.

   5.  Dividends  paid with  respect  to shares  of the  corporation,  to the extent any dividends are paid,  will be calculated  for each series in the same manner,  at the same time,  on the same day, and will be paid at the same  dividend  rate,  except that expenses  attributable  to a particular  series  and  payments  made  pursuant  to a 12b-1  Plan or
       Shareholder  Services Plan will be borne  exclusively  by the affected series.

   6.  Expenses  attributable  to a particular  series shall be allocated and charged to the series to which such expense  relates as  determined by the corporation's Board of Directors.

   7.  On the eighth  anniversary  of the  purchase of Series B shares of the corporation,  Series B shares  (except  those  purchased  through  the reinvestment of dividends and other  distributions) will automatically convert  to Series A shares of the  corporation  at the  relative  net asset values of each of the series without the imposition of any sales load, fee or other charge. All shares in a stockholder's  account that were  purchased  through  the  reinvestment  of  dividends  and  other distributions  paid with respect to Series B shares will be considered to be held in a separate  sub-account.  Each time  Series B shares are converted  to  Series A shares,  a pro rata  portion  of the  Series B shares held in the sub-account will also convert to Series A shares.

IN  WITNESS  WHEREOF,  we have  hereunto  set our hands this 14th day of August,
2000.

                                                JAMES R. SCHMANK
                                                --------------------------------
                                                James R. Schmank, President

                                                AMY J. LEE
                                                --------------------------------
                                                Amy J. Lee, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

   Be it remembered,  that before me, Marcia J. Johnson,  a Notary Public in and for the County and State aforesaid, came JAMES R. SCHMANK, President, and AMY J.
LEE,  Secretary,  of  Security  Growth and Income  Fund,  a Kansas  corporation, personally  known to me to be the persons who executed the foregoing  instrument of writing as President and Secretary,  respectively,  and duly acknowledged the execution of the same this 14th day of August, 2000.

                                                MARCIA J. JOHNSON
                                                --------------------------------
                                                Notary Public

My commission expires:  March 23, 2001

                CORPORATION CHANGE OF REGISTERED OFFICE OR AGENT

1.  Name of corporation: Security Growth and Income Fund

2.  State of organization: Kansas

3.  The  registered  office in the state of Kansas is changed  to: One  Security
    Benefit Place, Topeka, Kansas 66636.

4.  The resident agent in Kansas is changed to: Security Benefit Group, Inc.

I declare  under  penalty of perjury  under the laws of the state of Kansas that the foregoing is true and correct. Executed on the 22nd day of April, 2002.

                                                   JAMES R. SCHMANK
                                                   -----------------------------
                                                   James R. Schmank, President

                                        Attest:    AMY J. LEE
                                                   -----------------------------
                                                   Amy J. Lee, Secretary

                 FOR PROFIT CORPORATION CERTIFICATE OF AMENDMENT

1.  Name of corporation: SECURITY GROWTH AND INCOME FUND

2.  The  articles  of  incorporation  are  amended as  follows:  The name of the corporation is Security Large Cap Value Fund effective October 1, 2002.

3.  The amendment was duly adopted in accordance  with the  provisions of K.S.A.
    17-6602.

I declare  under  penalty of perjury  under the laws of the state of Kansas that the foregoing is true and correct. Executed on the 12th day of September, 2002.

                                                   JAMES R. SCHMANK
                                                   -----------------------------
                                                   James R. Schmank, President

                                        Attest:    AMY J. LEE
                                                   -----------------------------
                                                   Amy J. Lee, Secretary